Subsequent Events:	12 Months Ended
Dec. 31, 2015
Subsequent Events: [Abstract]
Subsequent Events:

Note 13.    Subsequent Events:

LMS Gold Project

On March 1, 2016, we completed the acquisition of certain wholly-owned mining claims known as the LMS Gold Project (the “Property”), together with certain personal property for US$350,000, pursuant to a Purchase and Sale Agreement  with Raven Gold Alaska Inc. (“Raven”), a wholly-owned subsidiary of Corvus Gold Inc.

Raven retains a royalty interest with respect to (i) “Precious Metals” produced and recovered from the Property equal to 3% of “Net Smelter Returns” on such metals (the “Precious Metals Royalty”) and (ii)  “Base Metals” produced and recovered from the Property equal to 1% of  Net Smelter Returns on such metals, provided that we have the option, for a period of 20 years from the date of closing of the acquisition,  to buy back a one-third interest (i.e. 1%) in the Precious Metals Royalty at a price of US$ 4 million.

Memorandum of Understanding

On February 24, 2016, we entered into the MOU with the government of the Bolivarian Republic of Venezuela  that contemplates settlement, including payment and resolution, of the Award granted in our favor by the International Centre for Settlement of Investment Disputes ("ICSID") in respect of the Brisas Project, the transfer of the Mining Data previously compiled by the Company, as well as the development of the Brisas-Cristinas Project by the parties (See Note 4 for further discussion).

Equity Transactions

Exercise of share Purchase Options

During the first week of 2016, certain directors, officers, employees and consultants exercised approximately 2.3 million outstanding options that were expiring at exercise price of $1.82. As a result, we received net proceeds from the exercise of approximately $4.1 million.

Proposed Private Placement

On March 9, 2016, we announced, subject to the approval of the TSXV, a non-brokered private placement with certain arm's length investors for gross proceeds of up to US $38.0 million (the “Private Placement”). Pursuant to the Private Placement the Company will issue up to 9,500,000 Class A common shares (“Shares”) at a price of US $4.00 per Share. The proceeds will be used by the Company for general working capital purposes. In addition to seeking the approval of the TSXV to complete the Private Placement subject to certain standard conditions, the Company is diligently working to conclude and execute the documentation required to affect the Private Placement, including waivers from our current noteholders of their right to participate in the Private Placement. No commission or finder's fee will be paid in connection with the Private Placement. The Shares will be offered pursuant to exemptions from the prospectus requirements of applicable securities legislation and will be subject to a hold period in Canada of four months and a day from their date of issuance.

In connection with the Private Placement, we requested from the holders of the 2018 Notes a waiver of their right to participate in the Private Placement as defined in the Note Restructuring and Note Purchase Agreement dated November 30, 2015. The agreed upon waiver is subject to: 1) the completion of the Private Placement on or before May 15, 2016; 2) our agreement that we will not engage in any future financings, including equity (or equity linked) or debt, whether by private placement or otherwise, without the consent of the majority of note holders; provided, however, that such consent will no longer be required upon the earliest to occur of the following events: (i) the abandonment of the Private Placement or, if the Private Placement is not earlier abandoned, the failure to close the Private Placement on or prior to May 15, 2016; (ii) a substantial majority of any proceeds from the Award have been distributed by the Company to our shareholders; and (iii) December 31, 2016, whether or not the Private Placement has been consummated.